FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3:Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2021 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

		December 31,
Description	Level	2021
Assets:
Marketable securities held in Trust Account	1	$241,600,623

Liabilities:
Warrant Liability – Public Warrants	1	$6,520,500
Warrant Liability – Private Placement Warrants	3	$182,250

The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities in the accompanying consolidated balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statements of operations.

The Private Placement Warrants were valued using the Black-Scholes option pricing model. The Black Scholes model is a theoretical extension of binomial option pricing theory, in that consideration of discrete probabilities and option payoff outcomes are divided into smaller and smaller intervals. At the limit, the binomial process converges to the Black-Scholes formula, which indicates that a call option value is equal to the security price times a probability, minus the present value of the exercise times a probability. The probabilities are given by the cumulative normal distribution. The Public Warrants were initially valued using a Monte Carlo Model. The Monte Carlo method is an analysis method designed to determine the value of variables such as the expected value of the Warrants as of the valuation date. This value is fundamentally uncertain, and it is determined by what statisticians call estimators. The model estimates the value of the Public Warrants after 100,000 trials based on the Company’s ordinary share price at the end of the Public Warrants’ expected life. The price estimates are based on a probability distribution of the price of the Company’s ordinary shares under a risk-neutral premise. For periods subsequent to the detachment of the Public Warrants from the Units, which occurred on March 22, 2021, the Public Warrants were valued using the instrument’s publicly listed trading price on the Nasdaq Stock Market LLC as of the balance sheet date, which is considered to be a Level 1 measurement due to the use of an observable market quote in an active market.

The inputs used in the Black-Scholes model for Private Placement Units and the Monte Carlo Model for Public Units is as follows:

	February 1, 2021
	(Initial Measurement)		December 31, 2021
	Public	Private	Private
Input	Warrants	Warrants	Warrants
Ordinary Share Price	$9.55	9.55	$9.82
Exercise Price	$11.50	11.50	$11.50
Expected Life (in years)	5	5	5.26
Risk Free Interest Rate	0.49%	0.49%	1.3%
Volatility	19.00%	19.00%	9.9%
Dividend Yield	0.00%	0.00%	0.00%
Redemption Trigger (20 of 30 trading days)	$18.00	N/A	N/A

The following table presents the changes in the fair value of Level 3 warrant liabilities:

	Private Placement	Public	Warrant Liabilities
Fair value as of January 1, 2021	$—	$—	$—
Initial measurement on February 1, 2021	313,875	11,109,000	11,422,875
Change in fair value	(131,625)	(2,898,000)	(3,029,625)
Transfers to Level 1	—	(8,211,000)	(8,211,000)
Fair value as of December 31, 2021	$182,250	$—	$182,250

Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period in which a change in valuation technique or methodology occurs. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement during the year ended December 31, 2021 was approximately $8.2 million. There were no transfers to/from Levels 1, 2 and 3 during the year ended December 31, 2020.